TCW Funds, Inc.

Supplement dated May 21, 2015 to

the Statement of Additional Information Dated February 27, 2015 (the “SAI”)

Disclosure relating to the TCW Growth Equities Fund, TCW Small Cap Growth Fund,

and TCW SMID Cap Growth Fund (the “Funds”)

Effective immediately, Mike Olson has ceased to be a portfolio manager of the Funds, and Chang Lee, previously co-portfolio manager of the Funds, has assumed full responsibilities as the sole portfolio manager of the Funds. All references to Mike Olson in the SAI are hereby removed.

Please retain this Supplement with your SAI for future reference.